Exhibit 10.5

Execution Version

FIRST SUPPLEMENTAL INDENTURE

This FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of November 18, 2019, is among SAExploration Holdings, Inc., a Delaware corporation (the “Issuer” or the “Company”), the Guarantors party hereto (together with the Issuer, the “Company Indenture Parties”), Wilmington Savings Fund Society, FSB, as Trustee (in such capacity, the “Trustee”), and as Collateral Trustee (in such capacity, the “Collateral Trustee”), and Holders party hereto.

W I T N E S S E T H:

WHEREAS, the Company, the Guarantors, the Trustee and the Collateral Trustee entered into a Senior Secured Convertible Notes Indenture, dated as of September 26, 2018 (as heretofore amended, supplemented or otherwise modified, the “Indenture”), pursuant to which the Company issued 6.00% Senior Secured Convertible Notes due 2023 (the “Notes”);

WHEREAS, the Company has requested that the Indenture be amended in accordance with Section 13.02 of the Indenture as provided herein;

WHEREAS, the Holders constituting the “Required Holders” have agreed to consent to amend the Indenture subject to the terms and conditions hereof;

WHEREAS, the Company has requested that the Trustee and Collateral Trustee enter into this Supplemental Indenture, and with the consent of the Holders constituting the Required Holders, the Trustee and Collateral Trustee have agreed to enter into this Supplemental Indenture on the terms set forth below.

NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the parties covenant and agree as follows:

Section 1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Indenture.

Section 2. Relation to Indenture. This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

Section 3. Amendment. The following defined term in Section 1.01 of the Indenture is hereby amended and restated as follows:

“Permitted Purchase Money Indebtedness” means, as of any date of determination, (i) Purchase Money Indebtedness of SAExploration, Inc., in an aggregate principal amount outstanding at any one time not in excess of $$9,973,760.00 (less any principal repayments made in respect thereof), evidenced by that certain Secured Promissory Note, dated on or about November 18, 2019, by SAExploration, Inc. and made payable to GTC, Inc. (together with its successors and assigns and subsequent holders), entered into in connection with the purchase by SAExploration, Inc. of a 30,000 single channel GCL system and related equipment, and (ii) Purchase Money Indebtedness incurred after the date hereof in an aggregate principal amount outstanding at any one time not in excess of $2,000,000.

Section 4. Effectiveness of Supplemental Indenture. This Supplemental Indenture shall become effective immediately on the date (the “First Supplemental Indenture Effective Date”) on which each of the following has occurred:

(a)	the Trustee shall have received this Supplemental Indenture, duly executed by the Issuer, the Guarantors, the Trustee, the Collateral Trustee, and Holders constituting the Required Holders; and

(b)

the Company Indenture Parties shall have paid or caused to be paid the reasonable and documented fees and expenses of Paul, Weiss, Rifkind, Wharton & Garrison LLP as counsel to the Lenders party hereto, as invoiced on or before the date hereof.

Section 5. Confirmation of Compliance with Section 13.02 of the Indenture. The Issuer and the Holders party hereto hereby confirm that all of the actions required to be taken by the Holders and Issuer pursuant to Section 13.02 of the Indenture have been taken in accordance with the provisions of such Section. The Issuer confirms that entry into this Supplemental Indenture is permitted under the Indenture, and is not prohibited by the terms of the Intercreditor Agreement and the Junior Documents (as defined in the Intercreditor Agreement).

Section 6. Representations and Warranties. Each of the Company Indenture Parties hereby represents and warrants that the execution and delivery of this Supplemental Indenture and, after giving effect to the amendments contained herein, the performance by each of them of their respective obligations under the Indenture, in each case, are within its powers, have been duly authorized, are not in contravention of applicable law or the terms of its operating agreement or other organizational documents and except as have been previously obtained, do not require the consent or approval of any governmental body, agency or authority, and this Supplemental Indenture and the Indenture (as amended hereby) will constitute the valid and binding obligations of the Company Indenture Parties, as applicable, enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

Section 7. Reference to and Effect on the Indenture. Each of the Company Indenture Parties hereby reaffirms, confirms, ratifies, covenants, and agrees to be bound by each of its covenants, agreements, and obligations under the Indenture (as amended hereby), and each other Indenture Document previously executed and delivered by it. Each reference in the Indenture to “this Indenture” or “the Indenture” shall be deemed to refer to the Indenture after giving effect to this Supplemental Indenture. This Supplemental Indenture is an Indenture Document.

Section 8. Consent of the Required Holders. Pursuant to Section 13.02 of the Indenture, by its signature below, each of the undersigned Holders, which collectively constitute the Required Holders, hereby consent, effective as of the date hereof, to the entry into this Supplemental Indenture by the Company, the Guarantors, the Trustee and the Collateral Trustee and to the amendments to the Indenture set forth in Section 3 of this Supplemental Indenture.

Section 9. The Trustee and Collateral Trustee. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee or the Collateral Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee and Collateral Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee and Collateral Trustee with respect hereto. Neither the Trustee nor the Collateral Trustee shall be responsible for the recitals contained herein, all of which recitals are made by the other parties to this Supplemental Indenture.

Section 10. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 11. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

Section 12. Guarantors Consent and Acknowledgement. The Guarantors, for value received, hereby consent to the Issuer’s execution and delivery of this Supplemental Indenture, and the performance by the Issuer of its agreements and obligations hereunder. This Supplemental Indenture and the performance or consummation of any transaction that may be contemplated under this Supplemental Indenture, shall not limit, restrict, extinguish or otherwise impair the Guarantors’ liabilities and obligations to Trustee, Collateral Trustee and/or Holders under the Indenture Documents (including without limitation the Guaranteed Obligations). Each of the Guarantors acknowledges and agrees that (i) the guarantee to which such Guarantor is a party remains in full force and effect and is fully enforceable against such Guarantor in accordance with its terms and (ii) it has no offsets, claims or defenses to or in connection with the Guaranteed Obligations, all of such offsets, claims and/or defenses are hereby waived.

Section 13. Reaffirmation of Liens. Each of the Company Indenture Parties hereby (i) acknowledges and agrees that all of its pledges, grants of securities interests and Liens and other obligations under the Indenture and the other Indenture Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by it to the Trustee or Collateral Trustee for the benefit of the Secured Parties, and (iii) acknowledges and agrees that the grants of security interests and Liens by the Guarantors contained in the Indenture and the other Indenture Documents are, and shall remain, in full force and effect on and after the First Supplemental Indenture Effective Date. Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms.

Section 14. Release. The Company Indenture Parties (collectively, the “Releasing Parties”) hereby release, acquit and forever discharge the Holders party hereto and their respective Affiliates, and any of their and their Affiliates’ respective officers, directors, agents, employees, attorneys, consultants, or representatives, or any of the respective predecessors, successors or assigns of any of the foregoing (collectively, the “Released Parties”) from and against any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims (including, without limitation, crossclaims, counterclaims and rights of set-off and recoupment) and demands whatsoever, whether known or unknown, whether asserted or unasserted, in contract, tort, law or equity which any Releasing Party may have against any of the Released Parties by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date hereof that relate to the Indenture, the other Indenture Documents, this Supplemental Indenture or the transactions contemplated thereby or hereby (except to the extent arising from the willful misconduct or gross negligence of any Released Parties), including but not limited to any such claim or defense to the extent that it relates to (a) any covenants, agreements, duties or obligations set forth in the Indenture Documents or (b) any actions or omissions of any of the Released Parties in connection with the initiation or continuing exercise of any right or remedy contained in the Indenture Documents or at law or in equity with respect to the Indenture Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be executed, all as of the date first written above.

ISSUER:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Chief Executive Officer

GUARANTORS:

SAEXPLORATION, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

SAEXPLORATION SUB, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

NES, LLC

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

[Signature Page to First Supplemental Indenture to Senior Secured Convertible Notes Indenture]

TRUSTEE AND COLLATERAL TRUSTEE

WILMINGTON SAVINGS FUND SOCIETY, FSB
As Trustee and Collateral Trustee

By:	/s/ Geoffrey J. Lewis
Name:	Geoffrey J. Lewis
Title:	Vice President

[Signature Page to First Supplemental Indenture to Senior Secured Convertible Notes Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be executed and delivered under seal as of the date first above written.

LENDERS:

HIGHBRIDGE MSF INTERNATIONAL LTD.
By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jason Hempel
Name: Jason Hempel
Title: Managing Director

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.
By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jason Hempel
Name: Jason Hempel
Title: Managing Director

[Signature Page to First Supplemental Indenture to Senior Secured Convertible Notes Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be executed and delivered under seal as of the date first above written.

LENDERS:

WHITEBOX ASYMMETRIC PARTNERS, L.P.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.
By:	Whitebox Advisors LLC its investment manager

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

WHITEBOX CREDIT PARTNERS, L.P.
By:	Whitebox Advisors LLC its investment manager

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

[Signature Page to First Supplemental Indenture to Senior Secured Convertible Notes Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be executed and delivered under seal as of the date first above written.

LENDERS:

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND, L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND, L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF, L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN SUMMIT TRADING, L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

[Signature Page to First Supplemental Indenture to Senior Secured Convertible Notes Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be executed and delivered under seal as of the date first above written.

LENDERS:

JOHN PECORA

By:	/s/ John Pecora
John Pecora

[Signature Page to First Supplemental Indenture to Senior Secured Convertible Notes Indenture]